MAY 11, 2017

SUPPLEMENT TO

THE HARTFORD UNCONSTRAINED BOND FUND

(A SERIES OF THE HARTFORD MUTUAL FUNDS, INC.)

SUMMARY PROSPECTUS DATED MARCH 1, 2017

AND
FIXED INCOME FUNDS PROSPECTUS DATED MARCH 1, 2017,

AS LAST SUPPLEMENTED APRIL 3, 2017

This Supplement contains new and additional information and should be read in connection with your Summary Prospectus and Prospectus.

Reorganization of The Hartford Unconstrained Bond Fund

with and into The Hartford Strategic Income Fund

At a meeting held May 1-3, 2017, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc. (the “Company”) approved an Agreement and Plan of Reorganization that provides for the reorganization of The Hartford Unconstrained Bond Fund (the “Unconstrained Bond Fund”), a series of the Company, into The Hartford Strategic Income Fund (the “Strategic Income Fund”), a separate series of the Company (the “Reorganization”). The Reorganization does not require shareholder approval. We will be providing more information about the benefits of this Reorganization in a separate information statement that is expected to be mailed to shareholders in August as we move closer to the expected Reorganization date on or about September 25, 2017 (the “Closing Date”).

The Reorganization contemplates: (1) the transfer of all of the assets of the Unconstrained Bond Fund to the Strategic Income Fund in exchange for shares of the Strategic Income Fund that have an aggregate net asset value equal to the aggregate net asset value of the shares of the Unconstrained Bond Fund on the valuation date for the Reorganization; (2) the assumption by the Strategic Income Fund of all of the liabilities of the Unconstrained Bond Fund; and (3) the distribution of shares of the Strategic Income Fund to the shareholders of the Unconstrained Bond Fund in complete liquidation of the Unconstrained Bond Fund. Each shareholder of the Unconstrained Bond Fund will receive shares of the Strategic Income Fund of the same class, and in equal value to, the shares of the Unconstrained Bond Fund held by that shareholder as of the Closing Date.  The Unconstrained Bond Fund may engage in transition management techniques in anticipation of the Reorganization, during which time it may not pursue its investment objective and principal investment strategies.

Please note that existing shareholders will be able to purchase additional shares of the Unconstrained Bond Fund through the close of business on or about September 22, 2017. New investors will continue to be able to purchase shares of the Unconstrained Bond Fund but only through the close of business on or about June 12, 2017.

This Supplement should be retained with your Summary Prospectus and Prospectus for future reference.

HV-7316	May 2017